Exhibit 10.77


                           ORYX TECHNOLOGY CORPORATION


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                            COMMON STOCK AND WARRANT

                               PURCHASE AGREEMENT


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                                January 29, 2004

SECTION 1             Authorization and Sale of Common Stock and Warrants........................................1

         1.1      Authorization..................................................................................1

         1.2      Sale of Common Stock and Warrants..............................................................1

SECTION 2             Closing Date; Delivery.....................................................................1

         2.1      Closing Date...................................................................................1

         2.2      Delivery.......................................................................................1

SECTION 3             Representations and Warranties of the Company..............................................2

         3.1      Organization and Standing......................................................................2

         3.2      Corporate Power................................................................................2

         3.3      Capitalization.................................................................................2

         3.4      Authorization..................................................................................3

         3.5      Financial Statements...........................................................................3

         3.6      Litigation.....................................................................................3

         3.7      Offering.......................................................................................3

         3.8      Brokers or Finders.............................................................................4

SECTION 4             Representations and Warranties of the Purchasers...........................................4

         4.1      Accredited Investor; Experience................................................................4

         4.2      Investment.....................................................................................4

         4.3      Rule 144.......................................................................................4

         4.4      Further Limitations on Disposition.............................................................5

         4.5      Legends........................................................................................5

         4.6      Access to Data.................................................................................5

         4.7      Authorization..................................................................................5

         4.8      Brokers or Finders.............................................................................5

         4.9      Tax Liability..................................................................................5

SECTION 5             Conditions of the Purchasers' Obligations at Closing.......................................6

         5.1      Representations and Warranties Correct.........................................................6

         5.2      Covenants......................................................................................6

         5.3      Compliance Certificate.........................................................................6

         5.4      Blue Sky.......................................................................................6

         5.5      Registration Rights Agreement..................................................................6

         5.6      Oryx Ventures, LLC Waiver......................................................................6

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SECTION 6             Conditions of the Company's Obligations at Closing.........................................6

         6.1      Representations and Warranties Correct.........................................................6

         6.2      Covenants......................................................................................7

         6.3      Blue Sky.......................................................................................7

         6.4      Registration Rights Agreement..................................................................7

SECTION 7             Covenants of the Purchasers................................................................7

SECTION 8             Miscellaneous..............................................................................7

         8.1      Governing Law..................................................................................7

         8.2      Survival.......................................................................................7

         8.3      Successors and Assigns.........................................................................7

         8.4      Entire Agreement; Amendment....................................................................7

         8.5      Notices, Etc...................................................................................8

         8.6      California Corporate Securities Law............................................................8

         8.7      Expenses.......................................................................................8

         8.8      Counterparts...................................................................................8

         8.9      Severability...................................................................................8

         8.10     Titles and Subtitles...........................................................................9

                  ..............................................................................................10





SCHEDULES AND EXHIBITS

Schedule I........Purchasers

     A     Form of Warrant
     B     Schedule of Exceptions
     C     Amended and Restated Certificate of Incorporation and Bylaws
     D     Form of Amended and Restated Registration Rights Agreement
     E     Financial Statements
     F     Waiver by Oryx Ventures, LLC

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                           ORYX TECHNOLOGY CORPORATION

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT


         This Common Stock and Warrant Purchase Agreement is made as of January 29, 2004 by and between Oryx Technology Corporation, a Delaware corporation (the "Company"), and the purchasers named on Schedule I attached hereto (each, a "Purchaser" and, together, the "Purchasers").


                                   SECTION 1

               Authorization and Sale of Common Stock and Warrants

         1.1 Authorization. On or before the Closing (as defined in Section 2 below), the Company will authorize the sale and issuance of up to 360,000 shares (the "Shares") of its Common Stock (the "Common Stock") and the sale and issuance of warrants in substantially the form attached hereto as Exhibit A (collectively the "Warrants") to purchase up to an aggregate of 90,000 shares of Common Stock at $6.00 per share.

         1.2 Sale of Common Stock and Warrants. Subject to the terms and conditions hereof, the Company will issue and sell to each Purchaser and each Purchaser will buy from the Company severally, and not jointly, (i) that number of shares of Common Stock at a purchase price of $2.50 per share and (ii) a Warrant to purchase that number of shares (at $6.00 per share) of Common Stock, each as set forth next to such Purchaser's name on Schedule I. The obligation of each Purchaser to buy is separate and independent of the obligations to buy of all the other Purchasers.


                                   SECTION 2

                             Closing Date; Delivery

         2.1 Closing Date. The closing of the purchase and sale of the Common Stock and the Warrants hereunder shall be held at the offices of Manatt, Phelps & Phillips, LLP, 1001 Page Mill Road, Building 2, Palo Alto, California at 10:00 a.m., local time, on January 29, 2004 (the "Closing") or at such other time and place upon which the Company and Purchasers purchasing fifty percent (50%) or more of the shares of Common Stock to be sold pursuant to this Agreement shall agree. The date of such Closing is referred to herein as the "Closing Date."

         2.2 Delivery. At the Closing, the Company will deliver to each Purchaser (a) a certificate or certificates, registered in the Purchaser's name representing the number of Shares purchased by such Purchaser at the Closing as set forth on Schedule I and (b) a Warrant to purchase that number of shares of Common Stock as set forth on Schedule I, against payment of the purchase prices


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therefor by (i) check payable to the Company or (ii) wire  transfer  pursuant to the Company's instructions.


                                   SECTION 3

                  Representations and Warranties of the Company

         Except as set forth on the Company's Schedule of Exceptions attached hereto as Exhibit B, the Company hereby represents and warrants to each Purchaser as follows:

         3.1 Organization and Standing. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is presently qualified to do business in each state in which the failure to be so qualified would have a material adverse effect on the Company's business as now conducted. The Company has made available to each Purchaser copies of its Amended and Restated Certificate of Incorporation, as currently in effect, and its Bylaws, as amended to date, attached hereto as Exhibit C. Said copies are true, correct, and complete and contain all amendments through the Closing Date.

         3.2 Corporate Power. The Company will have at the Closing Date all requisite legal and corporate power and authority to execute and deliver this Agreement and the Second Amended and Restated Registration Rights Agreement in substantially the form attached hereto as Exhibit D (the "Registration Rights Agreement"); to sell and issue the Shares and Warrants hereunder; to issue the Common Stock upon exercise of the Warrants and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement.

         3.3 Capitalization. The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, of which 2,461,335 shares are issued and outstanding as of the Closing Date; and 3,000,000 shares of Preferred Stock, of which 45,000 shares have been designated "Series A Preferred," 750 of which are issued and outstanding. The outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable. The Company has presently reserved 339,128 shares of its Common Stock for issuance to employees, consultants, and directors under its stock option plans. As of the date of this Agreement, there were options outstanding under the Company's stock option plans to purchase an aggregate of 219,151 shares of Common Stock and 119,977 remained available for future grant. The Company has outstanding warrants to purchase a total of 148,954 shares of Common Stock. Except as otherwise set forth in this Agreement and the Registration Rights Agreement, no options, warrants, subscriptions, or purchase rights of any nature (including any conversion or preemptive rights) to acquire from the Company shares of its capital stock or other securities are authorized, issued, or outstanding, nor is the Company obligated under its charter documents or under any agreement by which the Company is bound to issue shares of its capital stock or other securities except as contemplated by this Agreement. Except as provided in the Amended and Restated Certificate of Incorporation, this

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Agreement  and the  Registration  Rights  Agreement,  there  are no  agreements, understandings, trusts, or other collaborative arrangements or understandings between the Company or any stockholder or, to the Company's knowledge, among any stockholders, concerning the voting of the capital stock of the Company.

         3.4 Authorization. All corporate action on the part of the Company, its directors, and its stockholders necessary for the authorization, execution, delivery, and performance of this Agreement and the Registration Rights Agreement and the authorization, sale, issuance, and delivery of the Shares and the Warrants (and the Common Stock issuable upon exercise of the Warrants) has been taken or will be taken prior to the Closing. This Agreement and the Registration Rights Agreement, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights. The Shares and the shares of Common Stock issuable upon exercise of the Warrants when issued in compliance with the provisions of this Agreement, the Warrants, and the Amended and Restated Certificate of Incorporation, will be validly issued, fully paid, and nonassessable and free and clear of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the holders; provided, however, that the Shares and Warrants (and the Common Stock issuable upon exercise thereof) may be subject to restrictions on transfer under applicable state and/or federal securities laws.

         3.5 Financial Statements. Attached hereto as Exhibit E are the Company's unaudited balance sheet as of and unaudited statement of operations and statement of cash flows for the three-month period ended November 30, 2003 and the Company's audited balance sheet as of and the audited statement of operations and statement of cash flows for the twelve-month period ended February 28, 2003 (collectively, the "Financial Statements"). The Financial Statements are complete and correct, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, and fairly present the financial position of the Company and its results of operations as of the respective dates and for the respective periods indicated. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent of otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to November 30, 2003, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         3.6 Litigation. There is no action, suit, proceeding or, to the Company's knowledge, investigation pending against the Company that questions the validity of this Agreement, the Registration Rights Agreement, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, nor is the Company aware that there is any basis for the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit,

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proceeding or investigation by the Company currently pending or that the Company intends to initiate.

         3.7 Offering. Subject to the accuracy of the Purchasers' representations in Section 4 hereof and in written response to the Company's inquiries, the offer, sale and issuance of the Shares and the Warrants to be issued in conformity with the terms of this Agreement and the issuance of the Common Stock upon exercise of the Warrants constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") and all applicable state blue sky laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

         3.8 Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.


                                   SECTION 4

                Representations and Warranties of the Purchasers

         Each Purchaser hereby represents and warrants to the Company with respect to the purchase of the Shares and the Warrants as follows:

         4.1 Accredited Investor; Experience. Such Purchaser is an "accredited investor" as that term is defined in Rule 501 under the Securities Act. It has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. It is capable of bearing a complete loss of its investment in the Company.

         4.2 Investment. Such Purchaser is acquiring the Shares, Warrants and the Common Stock issuable upon exercise of the Warrants as an investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. It understands that the Shares, Warrants and the Common Stock issuable upon exercise of the Warrants have not been and will not be registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein and in response to the Company's inquiries.

         4.3 Rule 144. Such Purchaser acknowledges that the Shares, Warrants and the Common Stock issuable upon exercise of the Warrants must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resale of shares purchased in a private placement, subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for

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the shares,  the  availability of certain current public  information  about the
Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale's being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

         4.4 Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Purchaser further agrees not to make any disposition of all or any portion of the Shares, the Warrants and the Common Stock issuable upon exercise of the Warrants except in compliance with Sections 2, 3 and 4 of the Registration Rights Agreement.

         4.5 Legends. Such Purchaser understands that the Shares, the Warrants and the Common Stock issuable upon exercise of the Warrants, and any securities issued in respect thereof or exchange therefor, may bear legends similar to one or all of the following legends:

                  (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE,
PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (b)  Any  legend   required  by  the  laws  of  the  State  of
California.

                  (c) Any legend required by the Blue Sky laws of any other state to the extent such laws are applicable to the shares represented by the certificate so legended.

         4.6 Access to Data. Such Purchaser has had an opportunity to discuss the Company's business, management, and financial affairs with its management and the opportunity to review the Company's facilities. It has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. It understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not a thorough or exhaustive description.

         4.7 Authorization. This Agreement and the Registration Rights Agreement when executed and delivered by such Purchaser, will constitute valid and legally binding obligations of such Purchaser, enforceable against such Purchaser in accordance with their terms.

         4.8 Brokers or Finders. Such Purchaser has not, and will not, incur, directly or indirectly, as a result of any action taken by such Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

         4.9 Tax Liability. Such Purchaser has reviewed with its own tax advisors the federal, state, local, and foreign tax consequences of this investment and the transactions contemplated by this Agreement. It has relied solely on such advisors and not on any statements or representations of the Company or any of its agents. It understands that it (and not the Company) shall


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be  responsible  for its own tax  liability  that may  arise as a result of this investment or the transactions contemplated by this Agreement.


                                   SECTION 5

              Conditions of the Purchasers' Obligations at Closing

         The obligations of the Purchasers to purchase the Shares and the Warrants at the Closing are, at the option of the Purchasers, subject to the fulfillment of the following conditions as of the Closing Date:

         5.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall have been true and correct when made and shall be true and correct as of the Closing Date as if made on the Closing Date (subject in each case to the exceptions set forth in the Schedule of Exceptions).

         5.2 Covenants. All covenants, agreements, and conditions contained in this Agreement to be performed by the Company on or prior to such Closing Date shall have been performed or complied with.

         5.3 Compliance Certificate. The Company shall have delivered to the Purchasers a certificate of the Company, executed by the President, or any Vice President of the Company, dated the Closing Date, and certifying, among other things, to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

         5.4 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares and the Warrants and the issuance of the Common Stock issuable upon exercise of Warrants.

         5.5 Registration Rights Agreement. The Company shall have executed and delivered the Registration Rights Agreement.


         5.6 Oryx Ventures, LLC Waiver. The Company shall have received from Oryx Ventures, LLC ("Oryx Ventures") a waiver in the form attached hereto as Exhibit F, which form is reasonably satisfactory to the Purchasers.


                                   SECTION 6

               Conditions of the Company's Obligations at Closing

         The Company's obligation to sell and issue the Shares and Warrants is, at the option of the Company, subject to the fulfillment of the following conditions as of each Closing Date:

         6.1 Representations and Warranties Correct. The representations and warranties made by the Purchasers in Section 4 hereof shall have been true and


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correct in all material  respects when made and shall be true and correct in all material respects on the Closing Date as if made on the Closing Date.

         6.2 Covenants. All covenants, agreements, and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

         6.3 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares and the Warrants and the issuance of the Common Stock issuable upon exercise of the Warrants.

         6.4 Registration Rights Agreement. The Purchasers shall have executed and delivered the Registration Rights Agreement.


                                   SECTION 7

                           Covenants of the Purchasers

         Except as may be required by any law or regulation, each Purchaser agrees that it will maintain the confidentiality of any information obtained by it pursuant to this Agreement or by virtue of its relationship as a stockholder of the Company, which is not otherwise lawfully available from other sources, subject to the disclosure of information of a non-technical nature, including summary financial information, which such Purchaser is obligated to disclose to its partners and/or stockholders.


                                   SECTION 8

                                  Miscellaneous

         8.1 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of California, without regard to the choice of law provisions thereof.

         8.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchasers and the closing of the transactions contemplated hereby.

         8.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of the Purchasers to purchase the Shares shall not be assignable without the prior written consent of the Company.

         8.4 Entire Agreement; Amendment. This Agreement, the Registration Rights Agreement, and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and no party shall be


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liable  or  bound  to  any  other  party  in  any  manner  by  any   warranties,
representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.


         8.5 Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (i) if to a Purchaser, to the Purchaser's address set forth on the signature page hereof, or to such other address as such Purchaser shall have furnished to the Company in writing, (ii) if to any other holder of any Shares, to such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to the address of the last holder of such Shares who has so furnished an address to the Company, (iii) if to the Company, to its principal executive offices, located at 4340 Almaden Expressway, Suite 220, San Jose, California 95118, and addressed to the attention of the Chief Executive Officer, or to such other address as the Company shall have furnished to the Purchasers. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

         8.6 California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         8.7 Expenses. The Company and the Purchasers shall each bear their own legal fees and other expenses with respect to this transaction.

         8.8 Counterparts. This Agreement may be executed in any number of counterparts, and by facsimile, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         8.9 Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

         8.10 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


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
         IN WITNESS WHEREOF, this Common Stock and Warrant Purchase Agreement is hereby executed as of the date first written above.


COMPANY:                   ORYX TECHNOLOGY CORPORATION
                           a Delaware corporation


                           By:  /s/ Philip J. Micciche
                                ------------------------------------------------
                                 Philip J. Micciche
                                 President and Chief Executive Officer

                               Address:    4340 Almaden Expressway
                                           Suite 220
                                           San Jose, California 95118



PURCHASERS:

                           NORTHLEA PARTNERS LTD.


                           By:    /s/ John H. Abeles, M. D.
                                ------------------------------------------------
                                  Name:  John H. Abeles, M.D.
                                  Title: General Partner

                                Address: 2365 NW 41st Street
                                         Boca Raton, Florida 33431


                           COLUMBUS NOVA INVESTMENTS A.V.V.

                           By:   /s/ Andrew Intrater
                                ------------------------------------------------
                                  Name:  Andrew Intrater
                                  Title: Managing Partner

                                 Address: c/o Columbus Nova, LLC
                                          590 Madison Ave, 38th Floor
                                          New York, NY 10022

                           /w/ James Tozer, Jr
                           -----------------------------------------------------
                           W. JAMES TOZER, JR.

                                 Address: c/o Vectra Management Group
                                             65 East 55th Street, 31st Floor
                                             New York, NY 10022


                           -----------------------------------------------------

                           By:  ________________________________________________
                                  Name:

                                  Address:




                           THE VIRGINIA S. TOZER FAMILY TRUST

                           By:  /s/ W. James Tozer Jr.
                                ------------------------------------------------
                                  Name:  W. James Tozer, Jr.
                                  Title: Trustee

                                 Address: c/o Vectra Management Group
                                          65 East 55th Street, 31st Floor
                                          New York, NY 10022



                               ACOMEX EXECUTIVE PENSION FUND


                               By:      /s/ Richard Hubbard
                               -------------------------------------------------
                               Name:    Richard Hubbard
                               Title:   Director


                               Address:  c/o Fiske PLC
                                         Salisbury House London Wall
                                         London EC2M 5QS

                           CRATON CAPITAL, LP

                           By: Craton Capital Advisors, Inc, as General Partner

                            By:  /s/ Raju L. Shah
                                ------------------------------------------------
                                  Name:  Raju L. Shah
                                  Title: President

                                 Address: c/o Vectra Management Group
                                          65 East 55th Street, 31st Floor
                                          New York, NY 10022




                                 /s/ George Guppy
                                ------------------------------------------------
                                GEORGE GUPPY

                                 Address:   14 Sycamore Rd
                                            Orinda, CA  94563

                                                         SCHEDULE I

================================================ ====================== ========================== =======================
                                                                            NUMBER OF SHARES
NAME AND ADDRESS                                                             OF COMMON STOCK             NUMBER OF
OF PURCHASER                                        PURCHASE PRICE              PURCHASED              WARRANT SHARES
================================================ ====================== ========================== =======================
Northlea Partners Ltd.
2365 NW 41st Street
Boca Raton, Florida 33431                              $ 50,000                   20,000                     5,000

Columbus Nova Investments A.V.V.
c/o Columbus Nova LLC
590 Madison Avenue, 38th Floor
New York, NY 10022                                     $230,000                   92,000                    23,000

W. James Tozer, Jr.
65 East 55th Street, 31st Floor
New York, NY 10022                                     $300,000                  120,000                    30,000

The Virginia S. Tozer Family Trust
65 East 55th Street, 31st Floor
New York, NY 10022                                     $100,000                   40,000                    10,000

Acomex Executive Pension Fund
c/o Fiske PLC
Salisbury House London Wall
London EC2M 5QS                                        $ 50,000                   20,000                     5,000

Craton Capital, LP
c/o Vectra Management Group
65 East 55th Street, 31st Floor
New York, NY 10022                                     $ 50,000                   20,000                     5,000

George Guppy
41 Sycamore Rd.
Orinda, CA 94563                                       $120,000                   48,000                    12,000


TOTAL:                                                 $900,000                  360,000                    90,000
                                                       ========                  =======                    ======



                                    EXHIBIT A
                                    ---------

                                 Form of Warrant
                                 ---------------


         THIS WARRANT AND THE SECURITIES PURCHASABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                               WARRANT TO PURCHASE

                                 COMMON STOCK OF

                              ORYX TECHNOLOGY CORP.

                                 WARRANT #C -__

         FOR VALUE RECEIVED, subject to the terms and conditions herein set forth, _________________ ("Holder") is entitled to purchase from Oryx Technology Corp., a Delaware corporation (the "Company"), at any time prior to the Expiration Date (as defined below), at a price per share as set forth in Section 1 hereof (the "Warrant Price"), the number of fully paid and non-assessable shares of common stock of the Company, no par value, ("Common Stock") as set forth in Section 2 hereof (the "Shares").

         1. Warrant Price. The Warrant Price for each of the Shares purchasable hereunder shall be Six Dollars ($6.00) (the "Warrant Price"), subject to adjustment as provided in Section 11.

         2. Number of Shares. The number of Shares issuable upon exercise of this Warrant shall be ______________, subject to adjustment as provided in
Section 11.

         3. Expiration of Warrant. Subject to earlier termination in accordance with Section 8 below, this Warrant shall expire and shall no longer be exercisable after January ___, 2008 (the "Expiration Date"). Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant without the prior written consent of Holder.

         4. No Fractional Shares. This Warrant may not be exercised as to fractional Shares.

         5. No Stockholder Rights. This Warrant shall not entitle Holder to any of the rights of a stockholder of the Company until such time as Holder exercises this Warrant.


         6. Reservation of Shares. The Company covenants that during the period this Warrant is exercisable it will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of the maximum number of shares of Common Stock issuable upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers to instruct the Company's transfer agent to issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         7. Exercise of Warrant.

                  (a) This Warrant may be exercised by Holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company, together with the Subscription Form attached hereto duly completed and executed, accompanied by payment in full of the aggregate Warrant Price for the Shares being purchased upon such exercise. In the event of exercise of this Warrant in compliance with the provisions hereof, certificates for the Shares so purchased shall be delivered to Holder promptly and, unless this Warrant has been fully exercised or expired, a new Warrant representing that portion of the Shares, if any, with respect to which this Warrant will not then have been exercised, shall be issued to Holder. The Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and Holder shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.

                  In lieu of exercising this Warrant pursuant to the first paragraph of this Section 7 (a), Holder may elect to receive Shares equal to the value of this Warrant (or any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the Subscription Form, in which event the Company shall issue to Holder a number of Shares computed using the following formula:


              X = Y (A-B)
                  -------
                     A


         Where X = the number of Shares to be issued to Holder.


         Y = the number of Shares for which this Warrant is then being exercised (at the date of such exercise).


         A = the fair market value of one Share (at the date of such exercise).


         B = the Warrant Price (as adjusted to the date of such exercise).


         For purposes of this subsection fair market value of one Share shall mean:

                  (i) The  average of the  closing  bid and asked  prices of the
         Common Stock quoted in the NASDAQ National Market System, the NASDAQ SmallCap Market or the NASDAQ OTC Bulletin Board or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of the fair market value; or


                  (ii) If the Common Stock is not publicly traded, the per share fair market value of the Common Stock shall be determined in good faith by the Company's Board of Directors. If Holder disagrees with the determination by the Board of Directors of the fair market value of the Common Stock then such fair market value shall be determined by an independent appraiser selected jointly by the Company and Holder. The cost of such appraisal shall be paid equally by the Company and Holder.


                  (b) As promptly as practicable on or after such date, the Company shall cause to be issued and delivered to Holder a certificate or certificates for the number of full Shares issuable upon such exercise. Notwithstanding the foregoing or any other provision of this Warrant, this Warrant can be exercised in whole or in part, provided that each partial exercise shall not be for less than one thousand (1,000) Shares at any time unless at such time less than one thousand (1,000) such Shares are subject to such exercise.


                  (c) Issuance of certificates for the Shares upon the exercise of this Warrant shall be made without charge to the registered holder hereof for any issue or transfer tax or other incidental expense with respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the registered holder of this Warrant or in such name or names as may be directed by the registered holder of this Warrant; provided, however, that in the event certificates for the Shares are to be issued in a name other than the name of the registered holder of this Warrant, this Warrant, when surrendered for exercise, shall be accompanied by the Assignment Form attached hereto duly executed by Holder hereof, and provided further, that any such transfer shall comply with Section 9 10 hereof.


         8. Automatic Termination. In the event of the sale of all or substantially all the capital stock, or substantially all the assets, of the Company in a merger, business combination, or other form of business transaction with or into an entity whose securities are registered under the Securities Exchange Act of 1934, as amended, in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction), then the Company shall give Holder at least twenty (20) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if this Warrant has not been exercised before the effective date set forth in such notice, then this Warrant and the rights hereunder shall automatically terminate in its entirety.

         9. Registration Rights. Shares issued upon exercise of this Warrant shall have registrable and subject to the terms of that certain Second Amended and Restated Registration Rights Agreement dated as of January __, 2004 by and among the Company and the other party parties named therein.

         10. Transfer or Assignment of Warrant.

                  (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 10 shall be null and void and of no force and effect.

                  (b) This Warrant, and any rights hereunder, may be transferred or assigned only with the prior written consent of the Company, which shall be granted only upon receipt by the Company of (i) notice of the proposed transfer or assignment and a detailed statement of the circumstances surrounding the proposed transfer or assignment and (ii) an opinion of counsel reasonably satisfactory to the Company that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law.

                  (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, if any. In such event, the Company shall, without charge, execute and deliver a new warrant in the name of the assignee named in such instrument of assignment in the amount so assigned and this Warrant shall be promptly canceled, provided, however, that in the event that Holder hereof shall assign or transfer less than the full amount of this Warrant, a new warrant evidencing the remaining portion of this Warrant not so assigned or transferred shall be issued in the name of Holder.

         11. Adjustments to Shares.

                  (a) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Warrant Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Warrant Price, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Warrant Price in effect immediately prior to such adjustment, by (ii) the Warrant Price in effect immediately after such adjustment.

                  (b)  In  case  of  any   reclassification  or  change  of  the
outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 11(a); and in each such case, the terms of this Section 11 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

                  (c) When any adjustment is required to be made in the number of shares of Common Stock purchasable hereunder or the Warrant Price pursuant to this Section 11, the Company shall promptly mail to Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Warrant Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

                  (d) The Company shall not, by amendment of its Certificate of Incorporation, as amended from time to time, or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of its terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 11 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Section 11 against impairment.

         12. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant identical in tenor and date in lieu of this Warrant.

         13. General. This Warrant shall be governed by and interpreted in accordance with the laws of the State of California, except for its principles of conflicts of laws. The headings in this Warrant are for purposes of convenience and reference only and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but rather only by an instrument in writing signed by the Company and Holder. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute in this Warrant. All notices and other communications from the Company to Holder shall be mailed by prepaid courier or first-class registered or certified mail, postage pre-paid, to the address furnished to the Company in writing by the last holder who shall have furnished an address to the Company in writing.


         Issued   this  ____  day  of  January 2004.


                                         ORYX TECHNOLOGY CORP.



                                         By:  __________________________________

                                               Philip J. Micciche, President and
                                               Chief Executive Officer

                                SUBSCRIPTION FORM

         The undersigned registered owner of the Warrant which accompanies this Subscription Form hereby irrevocably (a) exercises such warrant for, and purchases ______ shares Common Stock (the "Shares") of Oryx Technology Corp., a Delaware corporation (the "Company"), purchasable upon the exercise of such Warrant, and herewith makes payment therefor, or (b) exercises such Warrant for ______ shares of the Company's Common Stock purchasable under the Warrant pursuant to the net exercise provisions of the second paragraph of Section 7(a) of such Warrant all at the price and on the terms and conditions specified in such Warrant.

         1.01 Authorization. This exercise constitutes a valid and legally binding obligation of the undersigned, enforceable in accordance with its terms.

         1.02 Investment Representation. The undersigned acknowledges, represents, and warrants that it (a) has a preexisting personal or business relationship with the Company, and/or by reason of its business or financial experience has the capacity to protect its own interests in connection with the transaction, and (b) is an "accredited investor" under Regulation D of the Securities Act of 1933, as amended (the "Act"). The undersigned further acknowledges that it is aware that the Shares have not been registered under the Act, or qualified under any state's securities laws. The Shares are being acquired for investment purposes only and not for sale or with a view to distribution of all or any part thereof.

         1.03 Access to Information. The undersigned represents that it has or will have had upon exercise of the Warrant an opportunity to ask questions of and receive answers from the Company regarding the terms and conditions of its purchase of the Shares concerning the business, financial affairs and other aspects of the Company, and it has further had the opportunity to obtain any information (to the extent the Company possesses or can acquire such information without unreasonable effort or expense) which it deems necessary to evaluate its investment or to verify the accuracy of information otherwise provided to it. The undersigned acknowledges that it is not relying upon any person, firm or corporation (other than the Company and its officers and directors) in making its investment or decision to invest in the Company, and the undersigned represents that it has been solely responsible for its own "due diligence" investigation of the Company and its management and business, for its own analysis of the merits and risks of this investment.

         1.04 Investment Experience. The undersigned represents and warrants that by reason of its financial and business experience, it has the capacity to protect its interests in connection with these transactions.

         1.05 Restricted Securities. The undersigned understands that the Shares will be characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances and that otherwise such securities must be held indefinitely. In this connection, the undersigned represents that it is familiar with SEC Rule 144, as presently in effect, and the conditions which must be met in order for that Rule to be available for resale of "restricted securities," and understands the resale limitations imposed by the Act.

         1.06 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the undersigned further agrees not to make any disposition of all or any portion of the Shares unless and until:

                  (a) There is then in effect a "Registration Statement" under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement and any applicable requirements of state securities laws; or

                  (b) (i) the undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, shall have furnished the Company with an opinion of counsel at undersigned's expense (except for dispositions pursuant to Rule 144 of the Rules and Regulations under the Act which dispositions shall not so require an opinion of counsel) reasonably satisfactory to the Company, that such disposition will not require registration of the Shares under the Act or the consent of or permit from appropriate authorities under any applicable state securities law.

                  (c)  Notwithstanding the provisions of paragraphs 1.06 (a) and
(b) above, no such Registration Statement or opinion of counsel shall be necessary for a transfer by the undersigned to a constituent stockholder or constituent partner (including any constituent of a constituent) of the undersigned, if the transferee or transferees agree in writing to be subject to the terms hereof to the same extent as if they were the undersigned hereunder.


         2. RESTRICTIONS ON THE TRANSFER OF SECURITIES.

         2.01 Corporate Securities Law. The Shares shall be transferred only in compliance with the conditions specified in Section 1.06, which conditions are intended to ensure compliance with the provisions of the Act and state securities laws with respect to the transfer of any such securities. Each certificate representing the Shares shall bear at least a legend substantially in the following form until such time as the conditions of such legend have been met:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT OR AS OTHERWISE PERMITTED BY THE COMPANY, OR IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND AT HOLDER'S EXPENSE, REGISTRATION UNDER THE ACT

IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.


         The Company shall, within ten (10) days of the request of any holder of a certificate bearing the foregoing legend and the surrender of such certificate, issue a new stock certificate in the name of the transferee provided that there has been compliance with the provisions of subsection 1.06 above.

         2.02 Additional Legends. The Company may also impose any additional legend required under applicable federal or state securities laws or permitted under its bylaws and shall be entitled to issue stop transfer notices on its books with respect to any securities purchased hereunder until the conditions set forth in the applicable legends have been met.


         Dated: _______________



                                    --------------------------------------------

                                    (Signature of Registered Owner)


                                    --------------------------------------------

                                    (Name)


                                    --------------------------------------------

                                    (Street Address)


                                    --------------------------------------------

                                    (City, State, Zip Code)

                                    --------------------------------------------

                                    Social Security or Tax Identification Number



                  If the number of Shares issuable upon this exercise shall not be all of the Shares which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a new warrant evidencing the right to purchase the Shares not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:




-----------------------------------------------------------------------------

                         (Please print name and address)


-----------------------------------------------------------------------------


-----------------------------------------------------------------------------



         Date:  _______________      Name of Holder:


                                     (Print) ___________________________________




                                     (By) ______________________________________


                                     (Name:)


                                     (Title:)




                                     (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                               FORM OF ASSIGNMENT
                               ------------------


                 (To be signed only upon assignment of Warrant)



         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


                       ----------------------------------

                       ----------------------------------

                       ----------------------------------


          (Name and address of assignee must be printed or typewritten)


         ___________ shares of Oryx Technology Corp. Common Stock purchasable under the within Warrant, hereby irrevocably constituting and appointing ______________________ Attorney to transfer said Warrant on the books of the Company, with full power of substitution in the premises.


         Dated: ___________



                                              --------------------------------

                                              (Signature of Registered Owner)

                                    EXHIBIT B
                                    ---------

                             Schedule of Exceptions
                             ----------------------

                                    EXHIBIT C
                                    ---------

                     Certificate of Incorporation and Bylaws
                     ---------------------------------------

                                    EXHIBIT D
                                    ---------

            Second Amended and Restated Registration Rights Agreement
            ---------------------------------------------------------


                           ORYX TECHNOLOGY CORPORATION

            SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


         This Second Amended and Restated Registration Rights Agreement (the "Agreement") is made as of January 29, 2004 by and among Oryx Technology
Corporation, a Delaware corporation (the "Company"), having its principal executive offices located at 4340 Almaden Expressway, Suite 220, San Jose, California 95118 and the persons listed on the signature page hereto as Investors (each, an "Investor" and, together, the "Investors").

                                    RECITALS

         A. The Company and certain Investors entered into a Registration Rights Agreement dated as of October 31, 2001 (the "Original Agreement") in connection with the purchase of an aggregate of 162,338 shares of Common Stock and warrants to purchase up to 37,975 shares of Common Stock pursuant to a Common Stock and Warrant Purchase Agreement dated as of October 31, 2001 (the "2001 Purchase Agreement").

         B. The Company and certain Investors ("Prior Investors") entered into an Amended and Restated Registration Rights Agreement dated as of July 28, 2003 (the "Amended Agreement") in connection with the purchase of up to 625,000 shares of Common Stock and warrants to purchase up to 156,250 shares of Common Stock pursuant to a Common Stock and Warrant Purchase Agreement dated as of July 28, 2003 (the "July 2003 Purchase Agreement"). A majority in interest of the Prior Investors and the Company desire to amend and restate the Amended Agreement in accordance with Section 17(c) of the Amended Agreement.

         C. The Company and certain other Investors have entered into a Common Stock and Warrant Purchase Agreement dated as of January 29, 2004 pursuant to which they will purchase up to an aggregate of 360,000 shares of Common Stock and warrants to purchase up to 90,000 shares of Common Stock (the "January 2004 Purchase Agreement")

         D. It is a condition to closing under the January 2004 Purchase Agreement that the Company and the Investors (including a majority in interest of the Prior Investors) amend and restate in its entirety the Amended Agreement by entering into this Second Amended and Restated Registration Rights Agreement.

         NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

                                    AGREEMENT

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Commission" shall mean the United States Securities and Exchange Commission or any successor agency.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor law thereto.

                  "Holder" shall mean each Investor and any transferee of Registrable Securities who pursuant to Section 15 below is entitled to registration rights hereunder.

                  "Common" shall mean shares of the Company's authorized Common Stock issued and sold by the Company pursuant to the 2001 Purchase Agreement, the July 2003 Purchase Agreement and/or the January 2004 Purchase Agreement.

                  "Investor" shall mean each person or entity who has acquired shares of Common and any related securities pursuant to the 2001 Purchase
Agreement, the July 2003 Purchase Agreement or the January 2004 Purchase Agreement and who is a signatory to this Agreement.

                  "Registrable Securities" shall mean (i) shares of Common; (ii) any Common Stock of the Company issued upon exercise of the Warrants; (iii) shares of the Company's Common Stock or other securities issued or issuable upon any stock split, stock dividend, recapitalization, or similar event with respect to or in replacement of the shares referenced in (i) or (ii) above; provided, however, that Registrable Securities shall not include (a) shares of such Common Stock that have been sold to or through a broker or dealer or underwriter in a public distribution or public securities transaction, (b) shares of Common Stock sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (c) Registrable Securities sold by a person in a transaction in which rights under this Agreement are not assigned.

                  "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 5, 6 or 7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, accounting fees, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration but excluding all Selling Expenses.

                  "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 3 hereof (or any similar legend).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor law thereto.

                  "Selling Expenses" shall mean all underwriting discounts, fees and disbursements of counsel to the Holders, selling commissions, and stock transfer taxes applicable to the securities registered by the Holders.

                  "Warrants" shall mean the warrants to purchase Common Stock issued pursuant to the 2001 Purchase Agreement, the July 2003 Purchase Agreement, and/or the January 2004 Purchase Agreement.

         2. Restrictions on Transferability. The Restricted Securities shall not be transferable except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. In no event shall Restricted Securities be transferred, without the prior written consent of the Company, to any entity (or any affiliate thereof) whose principal business is competitive with that of the Company (as determined by the Board of Directors of the Company acting in good faith) and any such attempted transfer shall be void ab initio; provided, however, that no affiliate of a holder of Restricted Securities shall be deemed to be a competitor of the Company. Each holder of Restricted Securities will cause any proposed transferee of the Restricted Securities held by such holder to agree to take and hold such Restricted Securities subject to the provisions and upon the conditions specified in this Agreement.

         3. Restrictive  Legend.  Each certificate  representing (i) the Common,
(ii) the Warrants, (iii) shares of the Company's Common Stock issued upon exercise of the Warrants, and (iv) any other securities issued in respect of the Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         The Investors and any Holder consent to the Company's making a notation on its records and giving instructions to any transfer agent of the Common and the Warrants (including any Common Stock issuable upon exercise of the Warrants) in order to implement the restrictions on transfer established in this Section.

         4. Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company so requests, be accompanied by either (i) a written opinion of legal counsel, who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act or (ii) a "No Action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legends described above, except that such certificate shall not bear any such restrictive legend if, in the opinion of counsel for the Company, such legend is not required. Notwithstanding the foregoing, no opinion or "no action" letter shall be required for a transfer by a Holder to (i) a partner, active or retired, of a Holder of Restricted Securities; (ii) the estate of any such partner; (iii) any spouse, lineal descendant or ancestor, or spouse of any lineal descendant or ancestor of any Holder or to any trust for the benefit of such Holder or such persons; or (iv) any affiliate of a Holder as defined in Rule 12b-2 of the Exchange Act.

         5. Requested Registration.

                  (a) Request for Registration. In case the Company shall receive from Holders holding not less than a majority of the outstanding Registrable Securities a written request that the Company file a registration statement under the Securities Act with respect to shares of Registrable Securities, the Company will:

                           (i) promptly  give written  notice of such request to
all other Holders; and

                           (ii) subject to the  limitations  of Section 5(b), as
soon as practicable, use its best efforts to effect such registration under the Securities Act (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this
Section 5:

                           (A) prior to ninety (90) days following the effective
date of a Company-initiated registration (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145);

                           (B) (i) in any particular  jurisdiction  in which the
Company would be required to execute a general consent to service of process in effecting such registration unless the Company is already subject to jurisdiction and except as may be required by the Securities Act, and (ii) to the extent that the Company would be required to qualify or exempt such sale of securities under applicable blue sky or other state securities laws in more than ten (10) states;

                           (C)  after  the  Company  has  effected  two (2) such
registrations pursuant to this Section 5, which registrations have been declared effective;

                           (D) that would  require the  Company to maintain  and
keep any such registration on Form S-1 or SB-1 effective for a period greater than the period equal to the shorter of (x) 45 days or (y) such date as the disposition of the Registrable Securities subject to such registration has been completed;

                           (E)  if  the  Company  shall  furnish  to  Holders  a
certificate signed by the President of the Company stating that in the good faith judgment of the Company's Board of Directors, it would be detrimental to the Company and its stockholders if the registration statement were filed, then the Company may defer the filing of such registration statement for a period of up to one hundred eighty (180) days after receipt of the request of the Holder or Holders requesting such registration; provided, however, that the Company may not utilize this right more than once in any 12-month period; or

                           (F) if such Registrable  Securities can be registered
on a Form S-3 (or equivalent or successor form) or sold pursuant to Rule 144 under the Securities Act or other applicable exemption from registration under the Securities Act within a three-month period.

         Subject to the foregoing clauses (A) through (F) inclusive, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the initiating Holders.

                  (b) Underwriting. In the event that a registration pursuant to
Section 5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 5(a)(i). In such event, the right of any Holder to registration pursuant to Section 5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 5, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

         The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 5, if the managing underwriter advises the Holders in writing that market factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof (except those Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting) in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's market limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

         If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other Holders. The Registrable Securities and/or other securities held by such Holder affected shall be withdrawn from registration, and such withdrawn Registrable Securities shall not be transferred in a public distribution prior to one hundred twenty (120) days after the closing date of such registration, or such other shorter period of time as the underwriters may require, or as required by law.

         6. Company Registration.

                  (a) Notice of Registration. If the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than: (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a transaction pursuant to Rule 145 promulgated under the Securities Act, the Company will:

                           (i)  promptly  give to  each  Holder  written  notice
thereof; and

                           (ii)  include in such  registration  (and any related
qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder or Holders.

                  (b) Underwriting.  Notwithstanding any other provision of this
Section 6, if the registration has a managing underwriter and the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting. In such event, the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among the Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders; provided, however, that no other selling securityholder of the Company may include securities in such registration if any Registrable Securities of the Holders are excluded hereunder. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

         7. Registration on Form S-3. A Holder or group of Holders holding not less than a majority of the outstanding Registrable Securities shall have the right to request that the Company register such Registrable Securities on Form S-3 (such requests to be in writing and to state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by each such Holder), subject to the following limitations:

                  (a) the Company shall not be obligated to effect such registration if Form S-3 is not available for such offering of the requesting Holders or if the Registrable Securities subject to a request for registration on Form S-3 can be sold pursuant to Rule 144 under the Securities Act or other applicable exemption from registration under the Securities Act within a three-month period;

                  (b) the Company shall not be obligated to cause a registration on Form S-3 to become effective prior to ninety (90) days following the effective date of a Company-initiated registration (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145);

                  (c) the Company  shall not be  obligated to take any action to effect any such registration (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration unless the Company is already subject to jurisdiction and except as may be required by the Securities Act, and (ii) to the extent that the Company would be required to qualify or exempt such sale of securities under applicable blue sky or other state securities laws in more than ten (10) states;

                  (d) the Company shall not be required to effect a registration on Form S-3 unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $250,000;

                  (e) the Company  shall not be required to effect more than one
(1) registration on Form S-3 in any six (6)-month period;

                  (f) the Company  shall not be required to effect more than two
(2) registrations on Form S-3 for the Holders pursuant to this Section 6;

                  (g) the Company shall not be required to maintain and keep any such registration on Form S-3 effective for a period greater than the period equal to the shorter of (x) 45 days or (y) such date as the disposition of the Registrable Securities subject to such registration has been completed; and

                  (h) the Company may defer the filing of such registration statement for a period of up to one hundred eighty (180) days after receipt of the request of the Holder or Holders requesting such registration, if in the good faith judgment of the Company's Board of Directors, it would be detrimental to the Company and its stockholders if the registration statement were filed; provided, however, that the Company may not utilize this right more than once in any 12-month period.

         The Company shall give notice to all Holders of the receipt of a request for registration pursuant to this Section and shall provide a reasonable opportunity for all such other Holders to participate in the registration.
Subject to the foregoing, the Company will use its commercially reasonable efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition.

         8. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a)  Prepare  and file with the SEC a  registration  statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling stockholders, then such expenses shall be payable by the selling Holders pro rata, to the extent required by such jurisdiction if such Holders do not elect to withdraw from the registration after notice of such requirement.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. In such instance, Company shall use its best efforts to cure any such statement or omission so as to render such statement or omission not misleading.

         9. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification, or compliance pursuant to Sections 5, 6 or 7 shall be borne by the Company. All Selling Expenses in connection with any registration, qualification, or compliance hereunder shall be borne by the Holders pro-rata based on the number of Registrable Securities so registered.

         10. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. In connection with any registration effected pursuant to this Agreement, the Company will prepare and file such amendments and supplements to its registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement. At its expense, the Company will furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

         11. Termination of Registration Rights. The registration rights granted pursuant to this Agreement shall terminate with respect to a particular Holder, such time as such Holder is eligible to sell all of such Holder's Registrable Securities under Rule 144 or other applicable exemption from registration under the Securities Act within a three month period.

         12. Indemnification.

                  To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or the Exchange Act or the securities laws of any state or any rule or regulation thereunder, and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein; and provided, further, that the Company will not be liable to any such person or entity with respect to any such untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus that is corrected in the final prospectus filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act (or any amendment or supplement to such prospectus) if the person asserting any such loss, claim, damage or liability purchased securities but was not sent or given a copy of the prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such securities to such person in any case where such delivery of the prospectus (as amended or supplemented) is required by the Securities Act, unless such failure to deliver the prospectus (as amended or supplemented) was a result of the Company's failure to provide such prospectus (as amended or supplemented).

                  To the extent permitted by law, each Holder will, severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company, such Holders, such directors, officers, legal counsel, independent accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds, net of underwriting discounts and commissions but not expenses, to each such Holder of Registrable Securities sold as contemplated herein.

                  Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  If the indemnification provided for in this Section 12 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. In no event shall any contribution by a Holder under this
Section 12(d) combined with any amounts paid pursuant to Section 12(b) above, exceed the proceeds, net of underwriting discounts and commissions but not expenses, from the offering received by such Holder.

         13. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         14. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act;

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to Holders upon request a written statement as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

         15. Transfer of Rights. Provided that the Company is given prior written notice of such assignment, the rights granted hereunder to cause the Company to register securities may be assigned to (i) a transferee or assignee who acquires at least 5,000 shares of Registrable Securities (appropriately adjusted for any stock split, stock dividend, recapitalization, or similar event after the date hereof) and who agrees to be bound by the terms and conditions of this Agreement or (ii) any affiliate or constituent partner of a Holder.

         16. Board of Directors Observer Rights. Each Investor not represented on the Company's Board of Directors shall have the right to attend all meetings of the Board of Directors in a non-voting observer capacity, and in that respect, the Company shall give each such person or entity copies of all notices, minutes, consents and other material that it provides to directors; provided, however, that the Company reserves the right to exclude such representative(s) from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons. Each Investor agrees, and any representative of such Investor will agree, to hold in confidence and trust and not use or disclose to any person any confidential information provided to or learned by it in connection with its rights under this Section 16. The confidentiality provisions above shall survive any termination of this Agreement. The rights under this Section 16 are nonassignable, except to permitted transferees of shares who are affiliates of the transferring party and who acquire all of the shares of the transferring party.

         17. Miscellaneous

                  (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, without regard to the conflicts of laws provisions thereof. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers and other relations between or among the parties arising under this Agreement.

                  (b) Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five (5) days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to a Holder, to such address as such Holder shall have furnished the Company in writing, or, until any such Holder so furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (b) if to the Company, to the address of its principle executive offices and addressed to the attention of the Chief Executive Officer, or at such other address as the Company shall have furnished to the Holders in writing.

                  (c) Amendment. Any provision of this Agreement may be amended, waived or modified upon the written consent of (i) the Company and (ii) Holders of a majority of the then outstanding Registrable Securities. Any Holder may waive any of its, his or her rights or the Company's obligations hereunder to such Holder without obtaining the consent of any other person.

                  (d) Entire Agreement. This Agreement constitutes the full and entire understanding among the parties regarding the subject matter herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Pursuant to Section 17(c) of the Amended Agreement, a majority in interest of the Prior Investors, who are signatories hereto, and the Company hereby terminate the Amended Agreement, and agree that this Agreement supersedes, terminates and voids the Amended Agreement.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by facsimile, each of which shall be an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as of the date set forth above.



                                "COMPANY" ORYX TECHNOLOGY CORPORATION
                                a Delaware corporation


                                By:  /s/ Philip J. Micciche
                                    --------------------------------------------
                                    Name:  Philip J. Micciche
                                    Title: President and Chief Executive Officer


"INVESTORS"

                                CRENSHAW INVESTMENTS


                                By:  /s/ Peter Brigham
                                    --------------------------------------------
                                    Name: Peter Brigham
                                    Title: Secretary


                                VMR HIGH OCTANE FUND


                                By:  /s/ Richard Hubbard
                                    --------------------------------------------
                                    Name:  Richard Hubbard
                                    Title: Director



                                NORTHLEA PARTNERS LTD.


                                By:  /s/ John H. Abeles
                                    --------------------------------------------
                                    Name:  John H. Abeles, M.D.
                                    Title: General Partner

                                SIGMA INTERNATIONAL II, L.P.,
                                A Cayman Islands Limited Partnership

                                By:  Lanton Investments, as General Partner

                                By:  /s/ Richard Hubbard
                                    --------------------------------------------
                                    Name:  Richard Hubbard
                                    Title: Director


                                COLUMBUS NOVA INVESTMENTS A.V.V.

                                By:  /s/ Andrew Intrater
                                    --------------------------------------------
                                    Name: Andrew Intrater
                                    Title: Managing Partner


                                ACOMEX EXECUTIVE PENSION FUND


                                By:  /s/ Richard Hubbard
                                    --------------------------------------------
                                    Name:  Richard Hubbard
                                    Title: Director


                               /s/ W. James Tozer. Jr.
                               -------------------------------------------------
                               W. JAMES TOZER, JR.







                               THE VIRGINIA S. TOZER FAMILY TRUST

                               By:  /s/ W. James Tozer, Jr.
                                    --------------------------------------------
                                    Name:  W. James Tozer, Jr.
                                    Title: Trustee

                               CRATON CAPITAL, LP

                               By: Craton Capital Advisors, Inc,
                                   as General Partner

                               By:  /s/ Raju L. Shah
                                    --------------------------------------------
                                    Name:  Raju L. Shah
                                    Title: President



                               /s/ George Guppy
                               -------------------------------------------------
                               GEORGE GUPPY

                                    EXHIBIT E
                                    ---------

                              Financial Statements
                              --------------------

                                    EXHIBIT F
                                    ---------

                          Waiver by Oryx Ventures, LLC
                          ----------------------------


                                     WAIVER


            This Waiver is made with respect to the following facts.


         1. Oryx Ventures, LLC, a Delaware limited liability company ("Oryx Ventures"), an affiliate of Oryx Technology Corp., a Delaware corporation ("Oryx"), is contemplating an investment in Series C Preferred Stock ("Series C Preferred") to be issued by S2 Technologies, Inc. ("S2 Technologies").

         2. Pursuant to the Oryx Ventures, LLC Amended and Restated Operating Agreement (the "Operating Agreement") Phillip Micciche, Mitchel Underseth and Luis Borge, as members of Oryx Ventures, are entitled to share up to an aggregate twenty percent (20%) of the profits of Oryx Ventures.


         3. Oryx believes that it is in its stockholders' best interests for Oryx Ventures to invest in the Series C Preferred to be issued by S2 Technologies.


         4. To effect such investment in S2 Technologies, Oryx is selling shares and warrants to purchase common stock under a Common Stock and Warrant Purchase Agreement dated January 29, 2004 (the "Purchase Agreement"), to which this Waiver is attached as Exhibit F, and contributing the cash proceeds thereof to Oryx Ventures as an additional capital contribution to enable Oryx Ventures to purchased the Series C Preferred. The purchasers of the common stock and warrants issued by Oryx pursuant to the Purchase Agreement have conditioned the purchase by Oryx Ventures of the Series C Preferred on Messrs. Micciche, Borge and Underseth waiving any rights they may have to claim any profits of or ownership interest in any securities of S2 Technologies which arise from, relate to, or derive in any manner from any securities purchased by Oryx Ventures in S2 Technologies using any of the funds paid by purchasers for Oryx's common stock and warrants purchased under the Purchase Agreement.

         5. Oryx and Oryx Ventures believe it is in the best interests of the stockholders of Oryx that Messrs. Micciche, Underseth and Borge so waive their respective rights, as requested.

         NOW, THEREFORE, Messrs. Micciche, Underseth and Borge hereby agree as follows:

         In consideration of the above recitals, and the purchase of Oryx's securities by the investors named in the Purchase Agreement, each of Messrs. Micciche, Underseth and Borge hereby agree, now and forever, that he shall not make, and he hereby waives, forfeits, abandons, relinquishes and releases, now and forever, any claim to the profits of Oryx Ventures which arise from, relate to, or derive in any manner from any securities purchased directly by Oryx Ventures in S2 Technologies using, arising out of, or relating to the funds paid by purchasers for the common stock and warrants purchased under the Purchase
Agreement. This Waiver shall not affect the rights of Messrs. Micciche, Underseth and Borge to claim their share and the proceeds thereof of any prior or future investment made by Oryx Ventures in S2 Technologies.

         IN WITNESS WHEREOF, this Waiver is executed as of the 29th day of January, 2004.




                                        /s/ Philip J. Micciche
                                        ----------------------------------------
                                        Philip J. Micciche


                                        /s/ Mitchel Underseth
                                        ----------------------------------------
                                        Mitchel Underseth


                                        /s/ Luis Borge
                                        ----------------------------------------
                                        Luis Borge



         ACKNOWLEDGED AND AGREED:

         ORYX VENTURES, LLC

         By:       /s/ Philip J. Micciche
                  ----------------------------------------
                  Philip J. Micciche
                  Manager

         ORYX TECHNOLOGY CORP.

         By:      /s/ Philip J. Micciche
                  ----------------------------------------
                  Philip J. Micciche
                  President and Chief Executive Officer



                                      -2-
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                                TABLE OF CONTENTS
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